EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Leonard Ivins certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Bering Exploration, Inc. on Form 10-K/A for the annual period ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-K fairly presents in all material respects the financial condition and results of operations of Bering Exploration, Inc.

Date:  September 30, 2013

By:	/s/ J. Leonard Ivins
J. Leonard Ivins
Chief Executive Officer